SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Deutsche Money Market Prime Series

Effective April 1, 2016, the following information replaces the disclosure contained in the “Class A Shares” subsection under the “CHOOSING A SHARE CLASS" subheading of the “INVESTING IN THE FUNDS" section of the fund’s prospectus.

Class A shares

Class A shares have no sales charges when you buy shares.

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

If you later exchange Class A shares of the fund for Class A shares of another Deutsche fund, you’ll be charged any applicable sales charge of that Deutsche fund. If you bought shares of the fund by exchange from a Deutsche fund where you already paid a sales charge, those shares are no longer subject to a sales charge if you later exchange back into a Deutsche fund with a Class A sales charge.

You may be eligible to buy Class A shares of other Deutsche funds without a sales charge (load) (“Large Order NAV Purchase Privilege”). If you acquired Class A shares through an exchange from another Deutsche fund originally purchased under a Large Order NAV Purchase Privilege prior to April 1, 2016, you may be subject to a CDSC of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months; your shares will retain their original cost and purchase date. This CDSC does not apply to Class A shares of the fund acquired directly. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

For purchases made after April 1, 2016, Class A shares acquired in an exchange from shares of another fund that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased.

Effective April 1, 2016, the following information replaces similar disclosure contained under the “POLICIES ABOUT TRANSACTIONS" section of each fund’s prospectus.

When you sell shares that have a CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, we use the first day of the month in which you bought shares to calculate a CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another. When you sell shares of the fund that you exchanged into that were originally purchased prior to April 1, 2016, a CDSC may be imposed based on the CDSC schedule of the fund you exchanged into, which may differ from the schedule for the fund you exchanged out of; your shares will retain their original cost and purchase date. Shares of the fund acquired in an exchange from shares of another fund purchased on or after April 1, 2016 that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased.

Effective April 1, 2016, the following information replaces the similar disclosure contained in the “Exchanges” subsection under the “Redemptions" subheading of the “PURCHASES AND REDEMPTIONS OF SHARES” section of Part II of each fund’s Statement of Additional Information.

General. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Deutsche funds without imposition of a sales charge, subject to the provisions below. When you sell shares of the fund that you exchanged into that were originally purchased prior to April 1, 2016, a CDSC may be imposed based on the CDSC schedule of the fund you exchanged into, which may differ from the schedule for the fund you exchanged out of; your shares will retain their original cost and purchase date. Shares of the fund acquired in an exchange from shares of another fund purchased on or after April 1, 2016 that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased.

April 1, 2016

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Shareholders who exchange their shares out of a Deutsche money market fund into Class A shares of certain other Deutsche funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or shares that have previously paid a sales charge).

Certain Deutsche funds may not be available to shareholders on an exchange. To learn more about which Deutsche funds may be available on exchange, please contact your financial services firm or visit our Web site at: deutschefunds.com (the Web site does not form a part of this Statement of Additional Information) or call Deutsche Asset Management (see telephone number on front cover).

Shareholders must obtain the prospectus of the Deutsche fund they are exchanging into from dealers, other firms or DeAWM Distributors, Inc.

Please Retain This Supplement for Future Reference

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